UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2019 (December 14, 2019)

XT ENERGY GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54520	98-0632932
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

No.1 Fuqiao Village, Henggouqiao Town,

Xianning, Hubei, China 437012
(Address of principal executive offices)

Registrant’s telephone number, including area code: +1 (929) 228-9298

N/A

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not Applicable	Not Applicable	Not Applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Amendment to Previous Released 8-K

As previously reported in its Current Report on Form 8-K filed with the Securities and Exchange Commission on November 5, 2019, XT Energy Group, Inc. (the “Company”) held a press conference on October 29, 2019 at which time the Company discussed its intent to acquire Avatar Securities, LLC, a proprietary trading firm based in New York. The correct entity that had been discussed at that time was Avatar Capital LLC whose address is 525 Washington Boulevard Jersey City, NJ.  The reference to Avatar Securities, LLC was incorrect and is hereby amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XT Energy Group, Inc.

Date: January 17th, 2020	By:	/s/ David Chen
Name: David Chen
Title: Chief Operating Officer

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